UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Commission File Number 1-12507

Date of Report (date of earliest event reported):  November 18, 2009

ARROW FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

New York

22-2448962

(State or other jurisdiction of

(I.R.S. Employer Identification No.)

incorporation or organization)

          250 Glen Street

Glens Falls, New York

12801

(Address of principal executive offices)

(Zip Code)

(518) 745-1000

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act.

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Amendments to Bylaws.  On November 18, 2009, the registrant amended its by-laws to adjust the maximum age qualification for directors and the mandatory retirement age for directors.  Formerly, a director must have been elected prior to having attained seventy-two (72) years of age, and must have retired at the first annual meeting of shareholders after having attained seventy-two (72) years of age.  Presently, a director must be elected prior to attaining seventy-five (75) years of age, and must retire at the first annual meeting of shareholders after attaining seventy-five (75) years of age.

Item 9.01 – Financial Statements and Exhibits

Exhibits:

Exhibit No.	Description
3.ii	Amended Bylaws of Arrow Financial Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARROW FINANCIAL CORPORATION

Dated: November 24, 2009

By: /s/ Terry R. Goodemote

Terry R. Goodemote, Senior Vice President

Treasurer and Chief Financial Officer